Security Equity Fund

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

LARGE CAP CONCENTRATED GROWTH FUND

SMALL CAP GROWTH FUND

Supplement dated April 29, 2013 to the currently effective Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”) of the above listed funds:

At a meeting held on April 24, 2013, shareholders of the Large Cap Concentrated Growth Fund and Small Cap Growth Fund (each, a “Fund” and together, the “Funds”) approved a Plan of Liquidation with respect to each Fund whereby each Fund will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record. As a result, each Fund is anticipated to liquidate on or about May 1, 2013 (the “Liquidation Date”).

On or before the Liquidation Date, all portfolio securities of the Funds will be converted to cash or cash equivalents. As soon as possible after the Liquidation Date, and in any event within 30 days thereafter, the Funds will send to shareholders of record on the Liquidation Date a liquidating distribution, which may be in cash or cash equivalents equal to each record shareholder’s proportionate interest of the net assets of a Fund, and information concerning the sources of the liquidating distribution.

Effective on the Liquidation Date, all references to the Funds in the Summary Prospectuses, Statutory Prospectuses and SAI are hereby deleted.

Investors should retain this supplement for future reference.

460602600-SUP3-0413x0114